Fixed Assets	12 Months Ended
Dec. 31, 2013
Fixed Assets [Abstract]
Fixed Assets
Fixed Assets

	December 31,
	2013	2012
Land	$6,797	$22,064
Buildings	176,200	349,061
Machinery and equipment	918,075	1,299,475
	1,101,072	1,670,600
Accumulated depreciation	(855,901)	(1,285,223)
Property, plant and equipment, net	$245,171	$385,377

Rental property and equipment	$537,128	$580,243
Accumulated depreciation	(310,982)	(339,051)
Rental property and equipment, net	$226,146	$241,192

Depreciation expense was $158 million, $177 million and $195 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2013, we entered into an agreement to sell our corporate headquarters building and certain surrounding parcels of land. We recorded a non-cash impairment charge of $26 million to write-down the carrying value of the building to its fair value. The fair value of the building was determined based on the estimated selling price less the costs to sell. The inputs used to determine the fair value were classified as Level 3. The impairment charge was included as restructuring charges and asset impairments in the Consolidated Statements of Income. We expect to close on the sale by mid-2014. At December 31, 2013, the carrying value of our corporate headquarters building and surrounding land were classified as assets held for sale in the Consolidated Balance Sheets.